UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 6, 2011

Date of Report (Date of earliest event reported)

Poniard Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

750 Battery Street, Suite 330, San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(650) 583-3774

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.	Other Events.

On September 6, 2011, the Company issued a press release announcing that the Nasdaq Listing Qualifications Hearings Panel granted the Company’s request for continued listing of its common stock on The Nasdaq Capital Market, subject to satisfaction of certain conditions by December 31, 2011, including implementation of a reverse stock split sufficient to allow the stock to trade above $4.00, completion of the Company’s planned merger with Allozyne, Inc. and approval from Nasdaq of the combined entity’s application for initial listing on The Nasdaq Capital Market upon completion of the merger.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference, specifically including the cautionary note regarding forward-looking statements contained in the press release.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1 –	Press release dated September 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poniard Pharmaceuticals, Inc.

Dated: September 7, 2011	By:	/s/ MICHAEL K. JACKSON
	Name:	Michael K. Jackson
	Title:	Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 6, 2011